SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

14. SUBSEQUENT EVENTS

        On September 8, 2017 the Group entered into a five-year Memorandum of Understanding ("MoU") with Oravel Stays Private Ltd. ("OYO"), India's leading hospitality company, to facilitate and strengthen collaboration to build a global market leading hospitality business. As part of this collaboration, the Group has agreed to make an approximately US$10.0 million (equivalently RMB67,744) investment in preferred stock of OYO to become a minority shareholder (less than 5%). The Group and OYO will also discuss collaboration in a variety of other areas of mutual interests pursuant to the MoU.

        On September 28, 2017, the Group's board of directors approved to pay dividends of around RMB300,000 to the shareholders. As of the report date, the Group has not paid any such dividends.